UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2025

ALIGN TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-32259	94-3267295
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 North Scottsdale Road, Suite 1300 Tempe, Arizona 85288
(Address of principal executive offices) (Zip Code)
(602) 742-2000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $0.0001 par value	ALGN	The NASDAQ Stock Market LLC
(NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17  CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2025, Align Technology, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment to the Align Technology, Inc. 2005 Incentive Plan (as amended to date, the “Incentive Plan”). A summary of the Incentive Plan’s principal provisions is set forth in the Company’s 2025 Proxy Statement, dated April 8, 2025 (the “Proxy Statement”), in the section entitled “Company Proposal 5: Approval of an Amendment to the Align Technology, Inc. 2005 Incentive Plan,” which summary is incorporated herein by reference.

The description of the Incentive Plan is qualified in its entirety by reference to the Incentive Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 21, 2025, the Company held the Annual Meeting. The voting results for each item of business presented at the Annual Meeting, as certified by the Company’s inspector of elections, are set forth below:

Proposal 1: Election of the ten director nominees named below at the Annual Meeting, each to serve for a one-year term or until a successor is duly elected or appointed and qualified.

Name	For	Against	Abstain	Broker Non-Votes
C. Raymond Larkin, Jr.	54,474,865	4,586,871	117,347	4,054,395
Kevin T. Conroy	58,380,774	682,189	116,120	4,054,395
Kevin J. Dallas	58,368,991	694,010	116,083	4,054,395
Joseph M. Hogan	58,287,184	773,858	118,041	4,054,395
Joseph Lacob	50,773,192	8,289,939	115,952	4,054,395
George J. Morrow	52,093,031	6,970,070	115,980	4,054,395
Anne M. Myong	57,637,377	1,425,893	115,812	4,054,395
Mojdeh Poul	55,729,933	3,003,047	446,103	4,054,395
Andrea L. Saia	56,803,556	2,259,347	116,178	4,054,395
Susan E. Siegel	57,869,341	1,194,265	115,477	4,054,395

Proposal 2: An advisory (non-binding) vote to approve the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
51,634,314	7,428,786	115,975	4,054,395

Proposal 3: Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

For	Against	Abstain
57,008,920	6,117,545	107,001

Proposal 4: Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to replace each supermajority provision with a simple majority vote requirement.

For	Against	Abstain	Broker Non-Votes
58,954,113	154,482	70,487	4,054,395

Proposal 5: Approval of an amendment to the Align Technology, Inc. 2005 Incentive Plan to increase the number of shares authorized for issuance thereunder.

For	Against	Abstain	Broker Non-Votes
56,414,846	2,513,458	250,776	4,054,395

Proposal 6: Advisory vote to allow stockholders owning 25% of the Company’s outstanding common stock to call a special meeting of stockholders.

For	Against	Abstain	Broker Non-Votes
38,706,293	14,717,639	5,755,142	4,054,395

Proposal 7: Support for shareholder ability to call for a special shareholder meeting.

For	Against	Abstain	Broker Non-Votes
26,687,164	32,371,257	120,650	4,054,395

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Align Technology, Inc. 2005 Incentive Plan (as amended on May 21, 2025)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIGN TECHNOLOGY, INC.

By:	/s/ Julie Coletti
Julie Coletti Executive Vice President, Chief Legal and Regulatory Officer

Date: May 21, 2025